Commitment and contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies [Abstract]
Commitments And Contingencies

15. Commitment and contingencies:

15.1 Legal proceedings

Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping and drilling business.

The Company has obtained hull and machinery insurance for the assessed market value of the Company's fleet and protection and indemnity insurance. However, such insurance coverage may not provide sufficient funds to protect the Company from all liabilities that could result from its operations in all situations. Risks against which the Company may not be fully insured or insurable include environmental liabilities, which may result from a blow-out or similar accident, or liabilities resulting from reservoir damage alleged to have been caused by the negligence of the Company.

The Company's loss of hire insurance coverage does not protect against loss of income from day one. It covers approximately one year for the loss of time but will be effective after 45 days' off-hire. During 2012, the Ocean Rig Corcovado incurred off-hire due to a failure in one of its engines which was a covered event under the loss of hire policy that resulted in $24.6 million being recognized as revenue during the year ended December 31, 2012. The amount of $24.6 million was reimbursed by the insurers to the Company in August 2012.

As part of the normal course of operations, the Company's customers may disagree on amounts due to the Company under the provision of the contracts which are normally settled though negotiations with the customer. Disputed amounts are normally reflected in revenues at such time as the Company reaches agreement with the customer on the amounts due.

On July 17, 2008, the Company entered into an agreement to sell the vessel Toro, a 1995-built 73,034 dwt Panamax drybulk carrier, to Samsun Logix Corporation ("Samsun") for the price of approximately $63.4 million. On January 29, 2009, the Company reached an agreement with the buyers whereby the price was reduced to $36.0 million. As part of the agreement, the buyers released the deposit of $6.3 million to the Company immediately and were required to make a new deposit of $1.5 million towards the revised purchase price. On February 13, 2009, the Company proceeded with the cancellation of the sale agreement due to the buyers' failure to pay the new deposit of $1.5 million. In February 2009, Samsun was placed in corporate rehabilitation. In February 2010, Samsun's plan of reorganization was approved by its creditors. As part of this plan, the Company will recover a certain percentage of the agreed-upon purchase price.

As this is contingent on the successful implementation of the plan of reorganization, the Company is unable to estimate the impact on the Company's consolidated financial statements.

Ocean Rig's drilling rig the Leiv Eiriksson operated in Angola during the period from 2002 to 2007. Ocean Rig's manager in Angola during this period made a legal claim for reimbursement of import/export duties for two export/importation events in the period 2002 to 2007 retroactively levied by the Angolan government. Agreement was reached between the parties to settle this claim for an amount of $6.1 million which was paid by Ocean Rig's relevant subsidiary on May 24, 2012, to the claimant, in full and final settlement of the London Court Proceedings. Ocean Rig recorded a charge of $6.1 million during the year ended December 31, 2012, which is included in "Legal settlements and other, net" in the consolidated statements of operations.

On May 10, 2013, Drillship Hydra Owners Inc., being the owning company of drilling unit Ocean Rig Corcovado, filed a claim against Capricorn Greenland Exploration 1 Limited and Cairn Energy Plc with the High Court in London in connection with the loss of daily earnings and cost of repair for the Blow Out Preventer of the Ocean Rig Corcovado in June and July 2011. In July 2013 Ocean Rig reached an out of court commercial agreement with Capricorn Greenland Exploration 1 Limited and Cairn Energy Plc to receive a compensation amounting to $5.0 million and a Settlement Agreement and Release dated September 12, 2013 was entered and relevant claim filed in the High Court in London, U.K. was dropped. In this respect, Ocean Rig, having previously recognized a receivable of $11.0 million, recorded a charge of $6.0 million during the year ended December 31, 2013, which is included under "Legal settlements and other, net" in the consolidated statement of operations.

Ocean Rig Norway Operations Inc. (“OCR”), a subsidiary of Ocean Rig, was notified by a letter dated 13 November 2013 that arbitration proceedings were commenced against it by Westcon Yard AS of Norway (“Westcon”), in connection to an alleged outstanding unpaid amount of Norwegian Krone Seventy Seven Million Three Hundred Eighty Three Thousand Eight Hundred and Three and Fifty Eight Øre (NOK 77,383,803.58), $12.6 million (based on based on the NOK/U.S. Dollar exchange rate as of December 31, 2013) plus interest and costs related to upgrades performed in the drilling unit Leiv Eiriksson in late 2012 and early 2013. OCR is disputing a large part of the above amount.

15.2 Purchase obligations:

The following table sets forth the Company's contractual obligations and their maturity dates as of December 31, 2013, for a period of three fiscal years:

Obligations:	Total	1st year	2nd year
Vessels shipbuilding contracts	$124,440	$124,440	$	$ -
Drillship shipbuilding contracts	1,227,709	417,609		810,100
Total obligations	$1,352,149	$542,049		$810,100

15.3 Contractual charter revenue

Future minimum contractual charter revenue, based on vessels committed to non-cancelable, long-term time contracts as of December 31, 2013, will be $117,749 during 2014, $76,494 during 2015, $62,724 during 2016, $62,553 during 2017, $31,992 during 2018 and $9,150 during 2019 and thereafter. These amounts do not include any assumed off-hire.